Vessels, net	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Vessels, net

5. Vessels, net:

The amounts in the accompanying Consolidated Balance Sheets are analyzed as follows:

	Vessel	Accumulated	Net Book
	Cost	Depreciation	Value

Balance January 1, 2022	$148,175	$(28,451)	$119,724

BWTS installation	561	—	561
Depreciation	—	(6,100)	(6,100)
Balance December 31, 2022	$148,736	$(34,551)	$114,185

Balance January 1, 2023	$148,736	$(34,551)	$114,185

Vessel acquicition - Konkar Ormi	28,500	—	28,500
Sale of Vessel - Pyxis Malou	(25,625)	9,519	(16,106)
Sale of Vessel - Pyxis Epsilon	(33,198)	10,505	(22,693)
Vessel additions	77	—	77
BWTS installation	813	—	813
Depreciation	—	(5,503)	(5,503)
Balance December 31, 2023	$119,303	$(20,030)	$99,273

As of December 31, 2021, 2022 and 2023, the Company reviewed the carrying amount in connection with the estimated recoverable amount for each of its vessels held and used. This review indicated that such carrying amounts were fully recoverable for the Company’s vessels held and used and, consequently, no impairment charge was deemed necessary for the years ended December 31, 2021, 2022 and 2023.

As of December 31, 2022, additions amounted to $561 and related to the ballast water treatment system installation of the “Pyxis Lamda”. All the ballast water treatment system cost was paid during the year. As of December 31, 2023, additions net amounted to $890 of which $813 related to the ballast water treatment system installation of the “Pyxis Theta”. As of the year-end, the remaining balance for the ballast water treatment system was $43, of which $27 was paid in early 2024.

On March 23, 2023 the Company sold the “Pyxis Malou”, the 2009 built 50,667 dwt. MR product tanker, for a sale price of $24.8 million in cash to an unaffiliated buyer located in the United Kingdom. After the repayment of the outstanding indebtedness secured by this vessel and the payment of various transaction costs, the Company received cash proceeds of $18.9 million (Note 8), and recognized an accounting gain of $8,017 which is included in “Gain/(Loss) from the sale of vessels, net” in the accompanying Consolidated Statements of Comprehensive Income/(Loss).

On September 14, 2023 the Company took delivery of a 2016 Japanese built Ultramax dry-bulk carrier named “Konkar Ormi”, which commenced her initial charter on October 5, 2023. The purchase consideration of $28.5 million, was funded by a $19.0 million secured five-year bank loan and cash equity (Note 8).

On December 15, 2023 we sold the “Pyxis Epsilon”, the 2015 built 50,295 dwt. Product tanker, for $40.75 million in cash. After the repayment of the outstanding indebtedness secured by the vessel (Note 8) and the payment of various transaction costs, we received cash proceeds of $26.8 million in net cash proceeds and recognized an accounting gain of $17,108 which is included in “Gain/(Loss) from the sale of vessels, net” in the accompanying Consolidated Statements of Comprehensive Income/(Loss).

All of the Company’s vessels have been pledged as collateral to secure the bank loans discussed in Note 8.

Subsequently on February 15, 2024 the Company took delivery of the “Konkar Asteri” an 82,013 dwt dry-bulk vessel built in 2015 at Jiangsu New Yangzi Shipbuilding in China. The $26,625 purchase of the eco-efficient Kamsarmax, fitted with a ballast water treatment system and scrubber, was funded by a combination of secured bank debt of $14.5 million and cash on hand.